Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $12.8 MILLION FOR THE FOURTH QUARTER AND $45.4 MILLION FOR THE FULL YEAR

OLNEY, MARYLAND, January 21, 2016 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the fourth quarter of 2015 of $12.8 million ($0.52 per diluted share) compared to net income of $9.1 million ($0.36 per diluted share) for the fourth quarter of 2014 and net income of $11.0 million ($0.45 per diluted share) for the third quarter of 2015.

Net income for the year ended December 31, 2015, was $45.4 million ($1.84 per diluted share) compared to net income of $38.2 million ($1.52 per diluted share) for the prior year. The fourth quarter of the current year includes the recapture of $4.5 million in previously accrued litigation expenses due to the settlement of all claims that were the subject of an adverse jury verdict rendered in 2014.

“Our continued strong core performance was driven by higher net interest income. Building on the first three quarters of the year, loan growth continued steadily at a double-digit year-over-year rate in a very competitive marketplace,” said Daniel J. Schrider, President and Chief Executive Officer.

“Our stable net interest margin, strong capital position and consistent credit quality are the drivers that provide an ongoing competitive return on our shareholders’ investment,” said Schrider. “We continue to focus on providing our customers with outstanding levels of service across the organization.”

Fourth Quarter Highlights:

•	Total loans increased 12% compared to the fourth quarter of 2014 and were up 2% compared to the third quarter of 2015. All three major portfolio segments experienced strong growth over the prior year. These increases were driven primarily by year-over-year growth of 15% in the commercial loan portfolio.

•	Combined noninterest-bearing and interest-bearing checking account balances increased 3% to $1.6 billion at December 31, 2015 as compared to $1.5 billion at December 31, 2014.

•	The provision for loan and lease losses for the fourth quarter of 2015 was a charge of $1.9 million compared to a charge of $0.9 million for the fourth quarter of 2014 and a charge of $1.7 million for the third quarter of 2015. The provision was driven by our solid loan growth.

•	The net interest margin was 3.45% for the fourth quarter of 2015, compared to 3.44% for the fourth quarter of 2014 and 3.43% for the third quarter of 2015.

•	The non-GAAP efficiency ratio improved to 63.08% for the current quarter from 65.89% for the prior year quarter due primarily to the recapture of $4.5 million of previously accrued litigation expenses. This credit was somewhat offset by a charitable contribution of $1 million to the Sandy Spring Bank Foundation in the quarter.

•	During the fourth quarter of 2015, the Company repurchased 141,518 shares of its common stock at an average price of $26.53 per share as part of its existing share repurchase program. For the year-to-date, the Company repurchased 870,450 shares at an average price of $25.99 per share.

Review of Balance Sheet and Credit Quality

Total assets grew 6% to $4.7 billion at December 31, 2015 compared to $4.4 billion at December 31, 2014. This growth was driven by a 12% increase in the loan portfolio as total loans and leases ended the period at $3.5 billion.

At December 31, 2015, combined noninterest-bearing and interest-bearing checking account balances, a primary driver of multiple-product banking relationships with clients, increased 3% compared to balances at December 31, 2014. Total deposits and certain other short-term borrowings that comprise the funding sources derived from customers increased 7% compared to December 31, 2014.

Tangible common equity totaled $441 million at December 31, 2015 compared to $438 million at December 31, 2014. The ratio of tangible common equity to tangible assets decreased to 9.66% at December 31, 2015 from 10.15% at December 31, 2014 due primarily to the growth in assets and continued share repurchases. Dividends per common share increased to $0.24 per share in the fourth quarter and totaled $0.90 per common share for the year compared to $0.76 per common share for 2014, an 18% increase. At December 31, 2015, the Company had a total risk-based capital ratio of 14.25%, a common equity tier 1 risk-based capital ratio of 12.17%, a tier 1 risk-based capital ratio of 13.13% and a tier 1 leverage ratio of 10.60%.

Non-performing loans totaled $34.5 million at December 31, 2015 compared to $34.0 million at December 31, 2014 and $36.9 million at September 30, 2015. The level of non-performing loans to total loans decreased to 0.99% at December 31, 2015 compared to 1.09% at December 31, 2014 due to growth in the overall loan portfolio.

Loan charge-offs, net of recoveries, totaled $0.6 million for the fourth quarter of 2015, compared to net loan charge-offs of $0.6 million for the fourth quarter of 2014. The allowance for loan and lease losses represented 1.17% of outstanding loans and leases and 119% of non-performing loans at December 31, 2015 compared to 1.21% of outstanding loans and leases and 111% of non-performing loans at December 31, 2014. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the fourth quarter of 2015 increased 8% compared to the fourth quarter of 2014. The net interest margin was 3.45% for the fourth quarter of 2015 compared to 3.44% for the fourth quarter of 2014. This increase was driven by loan growth together with stable funding sources.

The provision for loan and lease losses was a charge of $1.9 million for the fourth quarter of 2015 compared to a charge of $0.9 million for the fourth quarter of 2014 and a charge of $1.7 million for the third quarter of 2015. The majority of the current quarter’s charge reflects the growth in the loan portfolio.

Non-interest income increased 8% to $12.2 million for the fourth quarter of 2015 compared to $11.3 million for the fourth quarter of 2014. The increase in non-interest income for the quarter compared to the prior year quarter was due primarily to an increase in other non-interest income due to an increase in loan prepayment fees and a full payoff received on a loan previously acquired at a significant discount.

Non-interest expenses decreased to $27.0 million for the fourth quarter of 2015 compared to $30.5 million in the fourth quarter of 2014. The current quarter included a $4.5 million recapture of litigation expenses previously accrued in prior periods. As previously noted, the quarter also included a charitable contribution of $1 million to the Sandy Spring Bank Foundation. Excluding these transactions, total non-interest expenses remained virtually level compared to 2014 as increases in salaries and benefits were offset by declines in occupancy expenses and EFT losses. The non-GAAP efficiency ratio was 63.08% for the fourth quarter of 2015 compared to 65.89% for the fourth quarter of 2014.

Net interest income for the year ended December 31, 2015 increased 7% compared to 2014 due primarily to an increase in average loans. The net interest margin was 3.44% for 2015 compared to 3.45% for 2014. As mentioned above, this increase was due primarily to a combination of loan growth and stable funding sources.

The provision for loan and lease losses was a charge of $5.4 million for the year ended December 31, 2015 compared to a credit of $0.2 million for 2014. The change in the provision for the current year is primarily due to the growth in the loan portfolio over the prior year.

Non-interest income increased 6% to $49.9 million for 2015 compared to $46.9 million for 2014. This increase was driven by increases in income from wealth management due to growth in assets under management and income from mortgage banking due primarily to higher mortgage origination volumes. Other non-interest income also increased due to higher gains on sales of SBA loans and an increase in loan prepayment fees.

Non-interest expenses decreased 5% to $115.3 million for 2015 compared to $120.8 million for 2014. Excluding the accrued litigation expenses in 2014 and the subsequent recapture in 2015 together with the charitable contribution mentioned above, non-interest expenses increased 3% over the prior year. The current year also included increases in salaries, pension costs and health benefits and other non-interest expenses. The non-GAAP efficiency ratio was 61.09% for 2015 compared to 62.48% for 2014.

Conference Call

The Company’s management will host a conference call to discuss its fourth quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) February 5, 2016. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10078286.

About Sandy Spring Bancorp, Inc.

Sandy Spring Bancorp, Inc., headquartered in Olney, Maryland, is the holding company for Sandy Spring Bank. Independent and community-oriented, Sandy Spring Bank offers a broad range of commercial banking, retail banking, mortgage and trust services throughout central Maryland, Northern Virginia, and the greater Washington, D.C. market. Through its subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc., Sandy Spring Bank also offers a comprehensive menu of insurance and wealth management services. With $4.7 billion in assets, the bank operates 44 community offices and six financial centers across the region. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2014, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Twelve Months Ended
	December 31,		%	December 31,		%
(Dollars in thousands, except per share data)	2015	2014	Change	2015	2014	Change
Results of Operations:
Net interest income	$35,777	$33,227	8%	$138,199	$129,548	7%
Provision (credit) for loan and lease losses	1,850	853	117	5,371	(163)	n.m
Non-interest income	12,243	11,338	8	49,901	46,871	6
Non-interest expenses	26,996	30,478	(11)	115,347	120,800	(5)
Income before income taxes	19,174	13,234	45	67,382	55,782	21
Net income	12,802	9,148	40	45,355	38,200	19

Pre-tax pre-provision income	$16,638	$14,242	17	$68,884	$62,138	11

Return on average assets	1.11%	0.85%		1.01%	0.91%
Return on average common equity	9.73%	6.93%		8.73%	7.43%
Net interest margin	3.45%	3.44%		3.44%	3.45%
Efficiency ratio - GAAP basis (1)	56.22%	68.39%		61.32%	68.47%
Efficiency ratio - Non-GAAP basis (1)	63.08%	65.89%		61.09%	62.48%

Per share data:
Basic net income	$0.53	$0.37	43%	$1.84	$1.53	20%
Diluted net income	$0.52	$0.36	44	$1.84	$1.52	21
Average fully diluted shares	24,455,847	25,151,831	(3)	24,697,908	25,139,370	(2)
Dividends declared per share	$0.24	$0.20	20	$0.90	$0.76	18
Book value per share	21.58	20.83	4	21.58	20.83	4
Tangible book value per share	18.17	17.48	4	18.17	17.48	4
Outstanding shares	24,295,971	25,044,877	(3)	24,295,971	25,044,877	(3)

Financial Condition at period-end:
Investment securities	$841,650	$933,619	(10)%	$841,650	$933,619	(10)%
Loans and leases	3,495,370	3,127,392	12	3,495,370	3,127,392	12
Interest-earning assets	4,378,403	4,114,936	6	4,378,403	4,114,936	6
Assets	4,655,380	4,397,132	6	4,655,380	4,397,132	6
Deposits	3,263,730	3,066,509	6	3,263,730	3,066,509	6
Interest-bearing liabilities	3,091,034	2,837,204	9	3,091,034	2,837,204	9
Stockholders' equity	524,427	521,751	1	524,427	521,751	1

Capital ratios:
Tier 1 leverage (4)	10.60%	11.26%		10.60%	11.26%
Tier 1 capital to risk-weighted assets (4)	13.13%	13.95%		13.13%	13.95%
Total regulatory capital to risk-weighted assets (4)	14.25%	15.06%		14.25%	15.06%
Common equity tier 1 capital to risk-weighted assets (4)	12.17%	n.a. %		12.17%	n.a. %
Tangible common equity to tangible assets (2)	9.66%	10.15%		9.66%	10.15%
Average equity to average assets	11.36%	12.21%		11.58%	12.26%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.17%	1.21%		1.17%	1.21%
Non-performing loans to total loans	0.99%	1.09%		0.99%	1.09%
Non-performing assets to total assets	0.80%	0.85%		0.80%	0.85%
Allowance for loan and lease losses to non-performing loans	118.54%	111.09%		118.54%	111.09%
Annualized net charge-offs to average loans and leases (3)	0.07%	0.08%		0.07%	0.03%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at December 31, 2015

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands)	2015	2014	2015	2014
Pre-tax pre-provision income:
Net income	$12,802	$9,148	$45,355	$38,200
Plus non-GAAP adjustment:
Litigation expenses	(4,386)	155	(3,869)	6,519
Income taxes	6,372	4,086	22,027	17,582
Provision (credit) for loan and lease losses	1,850	853	5,371	(163)
Pre-tax pre-provision income	$16,638	$14,242	$68,884	$62,138

Efficiency ratio - GAAP basis:
Non-interest expenses	$26,996	$30,478	$115,347	$120,800

Net interest income plus non-interest income	$48,020	$44,565	$188,100	$176,419

Efficiency ratio - GAAP basis	56.22%	68.39%	61.32%	68.47%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$26,996	$30,478	$115,347	$120,800
Less non-GAAP adjustment:
Amortization of intangible assets	52	112	372	821
Litigation expenses	(4,386)	155	(3,869)	6,519
Non-interest expenses - as adjusted	$31,330	$30,211	$118,844	$113,460

Net interest income plus non-interest income	$48,020	$44,565	$188,100	$176,419
Plus non-GAAP adjustment:
Tax-equivalent income	1,662	1,283	6,478	5,192
Less non-GAAP adjustments:
Securities gains (losses)	16	(3)	36	5
Net interest income plus non-interest income - as adjusted	$49,666	$45,851	$194,542	$181,606

Efficiency ratio - Non-GAAP basis	63.08%	65.89%	61.09%	62.48%

Tangible common equity ratio:
Total stockholders' equity	$524,427	$521,751	$524,427	$521,751
Accumulated other comprehensive income (loss)	1,297	823	1,297	823
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(138)	(510)	(138)	(510)
Tangible common equity	$441,415	$437,893	$441,415	$437,893

Total assets	$4,655,380	$4,397,132	$4,655,380	$4,397,132
Goodwill	(84,171)	(84,171)	(84,171)	(84,171)
Other intangible assets, net	(138)	(510)	(138)	(510)
Tangible assets	$4,571,071	$4,312,451	$4,571,071	$4,312,451

Tangible common equity ratio	9.66%	10.15%	9.66%	10.15%

Outstanding common shares	24,295,971	25,044,877	24,295,971	25,044,877
Tangible book value per common share	$18.17	$17.48	$18.17	$17.48

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION  - UNAUDITED

	December 31,	December 31,
(Dollars in thousands)	2015	2014
Assets
Cash and due from banks	$46,956	$52,804
Federal funds sold	472	473
Interest-bearing deposits with banks	25,454	42,940
Cash and cash equivalents	72,882	96,217
Residential mortgage loans held for sale (at fair value)	15,457	10,512
Investments available-for-sale (at fair value)	592,049	672,209
Investments held-to-maturity -- fair value of $211,704 and $222,260 at December 31, 2015 and 2014, respectively	208,265	219,973
Other equity securities	41,336	41,437
Total loans and leases	3,495,370	3,127,392
Less: allowance for loan and lease losses	(40,895)	(37,802)
Net loans and leases	3,454,475	3,089,590
Premises and equipment, net	53,214	49,402
Other real estate owned	2,742	3,195
Accrued interest receivable	13,443	12,634
Goodwill	84,171	84,171
Other intangible assets, net	138	510
Other assets	117,208	117,282
Total assets	$4,655,380	$4,397,132

Liabilities
Noninterest-bearing deposits	$1,001,841	$993,737
Interest-bearing deposits	2,261,889	2,072,772
Total deposits	3,263,730	3,066,509
Securities sold under retail repurchase agreements and federal funds purchased	109,145	74,432
Advances from FHLB	685,000	655,000
Subordinated debentures	35,000	35,000
Accrued interest payable and other liabilities	38,078	44,440
Total liabilities	4,130,953	3,875,381

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,295,971 and
25,044,877 at December 31, 2015 and, 2014, respectively	24,296	25,045
Additional paid in capital	175,588	194,647
Retained earnings	325,840	302,882
Accumulated other comprehensive loss	(1,297)	(823)
Total stockholders' equity	524,427	521,751
Total liabilities and stockholders' equity	$4,655,380	$4,397,132

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands, except per share data)	2015	2014	2015	2014
Interest Income:
Interest and fees on loans and leases	$35,516	$31,899	$135,170	$123,369
Interest on loans held for sale	122	101	544	312
Interest on deposits with banks	29	19	98	85
Interest and dividends on investment securities:
Taxable	3,416	3,673	14,440	15,377
Exempt from federal income taxes	1,991	2,282	8,059	9,222
Interest on federal funds sold	0	1	1	1
Total interest income	41,074	37,975	158,312	148,366
Interest Expense:
Interest on deposits	1,685	1,206	5,878	4,791
Interest on retail repurchase agreements and federal funds purchased	76	47	255	164
Interest on advances from FHLB	3,307	3,273	13,081	12,982
Interest on subordinated debt	229	222	899	881
Total interest expense	5,297	4,748	20,113	18,818
Net interest income	35,777	33,227	138,199	129,548
Provision (credit) for loan and lease losses	1,850	853	5,371	(163)
Net interest income after provision (credit) for loan and lease losses	33,927	32,374	132,828	129,711
Non-interest Income:
Investment securities gains (losses)	16	(3)	36	5
Service charges on deposit accounts	1,950	2,135	7,607	8,422
Mortgage banking activities	548	512	3,114	1,994
Wealth management income	4,891	4,905	19,931	19,086
Insurance agency commissions	1,029	985	5,176	4,996
Income from bank owned life insurance	634	627	2,571	2,444
Bank card fees	1,177	1,144	4,652	4,439
Other income	1,998	1,033	6,814	5,485
Total non-interest income	12,243	11,338	49,901	46,871
Non-interest Expenses:
Salaries and employee benefits	18,437	16,793	71,003	66,387
Occupancy expense of premises	3,061	3,914	12,809	13,692
Equipment expenses	1,608	1,333	6,071	5,188
Marketing	735	838	2,896	2,926
Outside data services	1,331	1,284	5,023	4,947
FDIC insurance	641	615	2,491	2,302
Amortization of intangible assets	52	112	372	821
Litigation expenses	(4,386)	155	(3,869)	6,519
Other expenses	5,517	5,434	18,551	18,018
Total non-interest expenses	26,996	30,478	115,347	120,800
Income before income taxes	19,174	13,234	67,382	55,782
Income tax expense	6,372	4,086	22,027	17,582
Net income	$12,802	$9,148	$45,355	$38,200

Net Income Per Share Amounts:
Basic net income per share	$0.53	$0.37	$1.84	$1.53
Diluted net income per share	$0.52	$0.36	$1.84	$1.52
Dividends declared per share	$0.24	$0.20	$0.90	$0.76

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2015				2014
(Dollars in thousands, except per share data)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$42,736	$41,980	$40,438	$39,343	$39,258	$38,446	$38,322	$37,532
Interest expense	5,297	5,201	4,916	4,699	4,748	4,730	4,682	4,658
Tax-equivalent net interest income	37,439	36,779	35,522	34,644	34,510	33,716	33,640	32,874
Tax-equivalent adjustment	1,662	1,663	1,589	1,271	1,283	1,296	1,331	1,282
Provision for loan and lease losses	1,850	1,706	1,218	597	853	(192)	158	(982)
Non-interest income	12,243	12,390	12,109	13,159	11,338	12,590	11,694	11,249
Non-interest expenses	26,996	29,630	29,477	29,244	30,478	28,632	34,141	27,549
Income before income taxes	19,174	16,170	15,347	16,691	13,234	16,570	9,704	16,274
Income tax expense	6,372	5,175	5,014	5,466	4,086	5,428	2,722	5,346
Net income	$12,802	$10,995	$10,333	$11,225	$9,148	$11,142	$6,982	$10,928
Financial Performance:
Pre-tax pre-provision income	$16,638	$18,031	$16,727	$17,488	$14,242	$16,614	$15,990	$15,292
Return on average assets	1.11%	0.96%	0.93%	1.04%	0.85%	1.05%	0.67%	1.08%
Return on average common equity	9.73%	8.41%	8.02%	8.73%	6.93%	8.54%	5.47%	8.80%
Net interest margin	3.45%	3.43%	3.42%	3.44%	3.44%	3.42%	3.48%	3.47%
Efficiency ratio - GAAP basis (1)	56.22%	62.37%	64.02%	62.85%	68.39%	63.61%	77.59%	64.31%
Efficiency ratio - Non-GAAP basis (1)	63.08%	59.73%	61.35%	60.53%	65.89%	61.09%	61.30%	61.60%
Per Share Data:
Basic net income per share	$0.53	$0.45	$0.42	$0.45	$0.37	$0.44	$0.28	$0.44
Diluted net income per share	$0.52	$0.45	$0.42	$0.45	$0.36	$0.44	$0.28	$0.43
Average fully diluted shares	24,455,847	24,602,817	24,689,762	25,048,576	25,151,831	25,151,582	25,127,036	25,124,206
Dividends declared per common share	$0.24	$0.22	$0.22	$0.22	$0.20	$0.20	$0.18	$0.18
Non-interest Income:
Securities gains (losses)	$16	$1	$19	$-	$(3)	$8	$-	$-
Service charges on deposit accounts	1,950	1,936	1,839	1,882	2,135	2,226	2,089	1,972
Mortgage banking activities	548	566	822	1,178	512	596	570	316
Wealth management income	4,891	4,963	5,161	4,916	4,905	4,974	4,741	4,466
Insurance agency commissions	1,029	1,648	881	1,618	985	1,410	961	1,640
Income from bank owned life insurance	634	618	606	713	627	611	608	598
Bank card fees	1,177	1,198	1,220	1,057	1,144	1,148	1,169	978
Other income	1,998	1,460	1,561	1,795	1,033	1,617	1,556	1,279
Total Non-interest Income	$12,243	$12,390	$12,109	$13,159	$11,338	$12,590	$11,694	$11,249
Non-interest Expense:
Salaries and employee benefits	$18,437	$17,733	$17,534	$17,299	$16,793	$16,765	$16,474	$16,355
Occupancy expense of premises	3,061	3,086	3,173	3,489	3,914	3,032	3,274	3,472
Equipment expenses	1,608	1,600	1,490	1,373	1,333	1,337	1,262	1,256
Marketing	735	688	942	531	838	744	802	542
Outside data services	1,331	1,329	1,102	1,261	1,284	1,231	1,216	1,216
FDIC insurance	641	565	654	631	615	594	573	520
Amortization of intangible assets	52	107	106	107	112	115	224	370
Litigation expenses	(4,386)	155	162	200	155	236	6,128	-
Professional fees	1,322	1,089	1,199	1,209	1,246	1,092	1,292	914
Other real estate owned expenses	14	48	4	10	2	40	9	-
Other expenses	4,181	3,230	3,111	3,134	4,186	3,446	2,887	2,904
Total Non-interest Expense	$26,996	$29,630	$29,477	$29,244	$30,478	$28,632	$34,141	$27,549

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2015				2014
(Dollars in thousands)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$796,358	$773,889	$744,195	$728,858	$717,886	$698,925	$668,536	$640,939
Residential construction loans	129,281	139,492	137,134	130,321	136,741	141,883	149,321	143,109
Commercial ADC loans	255,980	239,160	223,103	203,731	205,124	194,666	178,972	163,343
Commercial investor real estate loans	719,084	710,694	694,179	668,931	640,193	575,984	577,813	573,634
Commercial owner occupied real estate loans	678,027	680,601	643,973	618,846	611,061	584,964	581,795	582,472
Commercial business loans	465,765	423,855	409,795	385,452	390,781	368,611	357,472	348,180
Leasing	-	19	21	36	54	156	260	439
Consumer loans	450,875	444,729	436,465	428,531	425,552	410,723	396,775	380,697
Total loans and leases	3,495,370	3,412,439	3,288,865	3,164,706	3,127,392	2,975,912	2,910,944	2,832,813
Allowance for loan and lease losses	(40,895)	(39,661)	(38,713)	(37,475)	(37,802)	(37,574)	(37,959)	(38,026)
Loans held for sale	15,457	10,418	19,445	13,899	10,512	6,656	9,042	3,079
Investment securities	841,650	862,409	878,284	912,565	933,619	950,869	980,530	997,584
Interest-earning assets	4,378,403	4,339,375	4,222,667	4,125,549	4,114,936	3,976,731	3,945,643	3,891,223
Total assets	4,655,380	4,611,034	4,507,367	4,401,380	4,397,132	4,248,731	4,234,342	4,168,998
Noninterest-bearing demand deposits	1,001,841	1,068,299	1,092,413	1,017,566	993,737	986,549	984,700	882,169
Total deposits	3,263,730	3,275,668	3,247,346	3,109,892	3,066,509	3,028,788	3,038,670	2,959,195
Customer repurchase agreements	109,145	121,378	111,817	101,640	74,432	71,384	72,917	67,038
Total interest-bearing liabilities	3,091,034	2,973,747	2,851,750	2,818,966	2,837,204	2,706,623	2,698,887	2,748,064
Total stockholders' equity	524,427	523,594	518,873	521,768	521,751	522,404	517,269	510,386
Quarterly Average Balance Sheets:
Residential mortgage loans	$781,015	$754,007	$734,382	$724,248	$707,719	$682,013	$652,232	$627,944
Residential construction loans	133,812	134,448	137,216	132,456	141,890	147,750	145,968	134,261
Commercial ADC loans	247,612	227,545	218,341	206,105	201,020	180,293	168,063	162,544
Commercial investor real estate loans	717,742	704,068	668,883	645,163	607,050	577,851	575,283	557,168
Commercial owner occupied real estate loans	673,883	656,337	624,407	611,722	594,634	585,014	579,953	584,155
Commercial business loans	424,510	413,300	398,510	383,111	367,872	367,203	348,597	349,734
Leasing	17	19	28	44	114	206	352	567
Consumer loans	448,439	441,740	434,011	425,434	417,910	404,062	390,076	377,822
Total loans and leases	3,427,030	3,331,464	3,215,778	3,128,283	3,038,209	2,944,392	2,860,524	2,794,195
Loans held for sale	11,951	21,070	14,075	7,053	9,952	7,518	6,940	5,216
Investment securities	840,276	869,461	898,237	925,683	942,782	965,206	991,135	1,012,701
Interest-earning assets	4,320,674	4,261,939	4,162,963	4,097,648	4,022,051	3,954,858	3,893,843	3,845,513
Total assets	4,594,025	4,537,142	4,438,670	4,372,988	4,292,237	4,220,084	4,157,559	4,105,225
Noninterest-bearing demand deposits	1,058,215	1,063,500	1,023,042	986,688	1,000,285	956,830	899,287	825,968
Total deposits	3,285,299	3,263,993	3,128,562	3,056,186	3,063,591	3,036,686	2,965,329	2,876,641
Customer repurchase agreements	125,275	121,127	106,179	90,020	78,746	73,046	68,880	62,864
Total interest-bearing liabilities	2,968,555	2,906,348	2,852,414	2,817,575	2,731,791	2,711,206	2,716,537	2,749,459
Total stockholders' equity	521,786	518,619	516,940	521,346	524,063	517,534	511,738	503,851
Financial Measures:
Average equity to average assets	11.36%	11.43%	11.65%	11.92%	12.21%	12.26%	12.31%	12.27%
Investment securities to earning assets	19.22%	19.87%	20.80%	22.12%	22.69%	23.91%	24.85%	25.64%
Loans to earning assets	79.83%	78.64%	77.89%	76.71%	76.00%	74.83%	73.78%	72.80%
Loans to assets	75.08%	74.01%	72.97%	71.90%	71.12%	70.04%	68.75%	67.95%
Loans to deposits	107.10%	104.18%	101.28%	101.76%	101.99%	98.25%	95.80%	95.73%
Capital Measures:
Tier 1 leverage (1)	10.60%	10.65%	10.83%	11.00%	11.26%	11.36%	11.37%	11.43%
Tier 1 capital to risk-weighted assets (1)	13.13%	13.17%	13.54%	14.01%	13.95%	14.52%	14.48%	14.64%
Total regulatory capital to risk-weighted assets (1)	14.25%	14.27%	14.65%	15.12%	15.06%	15.68%	15.66%	15.85%
Common equity tier 1 capital to risk-weighted assets (1)	12.17%	12.20%	12.53%	14.01%	n.a.	n.a.	n.a.	n.a.
Book value per share	$21.58	$21.44	$21.12	$21.10	$20.83	$20.83	$20.63	$20.38
Outstanding shares	24,295,971	24,424,944	24,562,471	24,733,868	25,044,877	25,076,794	25,069,700	25,043,482

(1)	Estimated ratio at December 31, 2015

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2015				2014
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$-	$-	$-	$-	$-	$1	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	-	649	-	-
Leasing	-	1	2	-	-	-	-	-
Consumer	-	-	7	-	-	6	3	-
Residential real estate:
Residential mortgage	-	-	-	-	-	-	-	-
Residential construction	-	-	-	-	-	-	-	-
Total loans and leases 90 days past due	-	1	9	-	-	655	4	-
Non-accrual loans and leases:
Commercial business	3,696	3,881	3,285	4,166	3,184	4,151	4,309	3,272
Commercial real estate:
Commercial AD&C	194	194	194	1,363	2,464	3,792	3,739	4,133
Commercial investor real estate	8,368	8,609	10,023	10,083	8,156	8,210	6,731	7,284
Commercial owner occupied real estate	6,340	7,932	8,423	8,974	8,941	10,742	10,868	7,150
Leasing	-	-	-	-	-	-	-	-
Consumer	2,193	1,621	1,214	1,962	1,668	1,830	2,058	2,115
Residential real estate:
Residential mortgage	8,822	7,488	7,780	3,235	3,012	4,417	4,501	5,025
Residential construction	418	770	780	788	1,105	2,497	2,143	2,304
Total non-accrual loans and leases	30,031	30,495	31,699	30,571	28,530	35,639	34,349	31,283
Total restructured loans - accruing	4,467	6,419	5,620	5,446	5,497	7,382	7,364	7,411
Total non-performing loans and leases	34,498	36,915	37,328	36,017	34,027	43,676	41,717	38,694
Other assets and real estate owned (OREO)	2,742	2,619	4,514	3,227	3,195	1,762	1,967	1,619
Total non-performing assets	$37,240	$39,534	$41,842	$39,244	$37,222	$45,438	$43,684	$40,313

	For the quarter ended,
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2015	2015	2015	2015	2014	2014	2014	2014
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$30,495	$31,699	$30,571	$28,530	$35,639	$34,349	$31,283	$30,574
Non-accrual balances transferred to OREO	(423)	(180)	(1,309)	(32)	(1,475)	(300)	(390)	(281)
Non-accrual balances charged-off	(869)	(752)	(549)	(1,077)	(1,033)	(216)	(357)	(513)
Net payments or draws	(3,084)	(1,846)	(2,970)	(1,067)	(4,139)	(590)	(1,580)	(1,073)
Loans placed on non-accrual	3,912	1,574	5,956	4,217	779	2,396	5,393	2,576
Non-accrual loans brought current	-	-	-	-	(1,241)	-	-	-
Balance at end of period	$30,031	$30,495	$31,699	$30,571	$28,530	$35,639	$34,349	$31,283

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$39,661	$38,713	$37,475	$37,802	$37,574	$37,959	$38,026	$38,766
Provision (credit) for loan and lease losses	1,850	1,706	1,218	597	853	(192)	158	(982)
Less loans charged-off, net of recoveries:
Commercial business	(128)	(25)	73	(89)	50	(58)	28	(768)
Commercial real estate:
Commercial AD&C	-	-	(547)	706	529	-	-	-
Commercial investor real estate	(4)	(5)	85	(5)	(5)	(2)	(23)	(5)
Commercial owner occupied real estate	725	104	(1)	212	(6)	-	265	-
Leasing	4	-	-	-	-	-	-	-
Consumer	(31)	348	395	43	83	244	11	331
Residential real estate:
Residential mortgage	80	342	(18)	65	(17)	43	(27)	203
Residential construction	(30)	(6)	(7)	(8)	(9)	(34)	(29)	(3)
Net charge-offs	616	758	(20)	924	625	193	225	(242)
Balance at end of period	$40,895	$39,661	$38,713	$37,475	$37,802	$37,574	$37,959	$38,026

Asset Quality Ratios:
Non-performing loans to total loans	0.99%	1.08%	1.13%	1.14%	1.09%	1.47%	1.43%	1.37%
Non-performing assets to total assets	0.80%	0.86%	0.93%	0.89%	0.85%	1.07%	1.03%	0.97%
Allowance for loan losses to loans	1.17%	1.16%	1.18%	1.18%	1.21%	1.26%	1.30%	1.34%
Allowance for loan losses to non-performing loans	118.54%	107.44%	103.71%	104.05%	111.09%	86.03%	90.99%	98.27%
Annualized net charge-offs to average loans	0.07%	0.09%	0.00%	0.12%	0.08%	0.03%	0.03%	(0.04)%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended December 31,
	2015			2014
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$781,015	$6,626	3.39%	$707,719	$5,985	3.38%
Residential construction loans	133,812	1,241	3.68	141,890	1,328	3.71
Commercial ADC loans	247,612	2,835	4.54	201,020	2,364	4.67
Commercial investor real estate loans	717,742	8,370	4.63	607,050	7,320	4.78
Commercial owner occupied real estate loans	673,883	8,242	4.85	594,634	7,282	5.02
Commercial business loans	424,510	4,819	4.50	367,872	4,132	4.48
Leasing	17	-	-	114	1	6.56
Consumer loans	448,439	3,817	3.40	417,910	3,487	3.33
Total loans and leases (2)	3,427,030	35,950	4.17	3,038,209	31,899	4.21
Loans held for sale	11,951	122	4.12	9,952	101	4.07
Taxable securities	551,894	3,552	2.57	643,233	4,031	2.49
Tax-exempt securities (3)	288,382	3,083	4.28	299,549	3,207	4.25
Interest-bearing deposits with banks	40,945	29	0.28	30,635	19	0.25
Federal funds sold	472	-	0.26	473	1	0.22
Total interest-earning assets	4,320,674	42,736	3.93	4,022,051	39,258	3.91

Less: allowance for loan and lease losses	(40,143)			(38,291)
Cash and due from banks	48,655			48,729
Premises and equipment, net	52,707			47,552
Other assets	212,132			212,196
Total assets	$4,594,025			$4,292,237

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$544,133	106	0.08%	$510,025	119	0.09%
Regular savings deposits	281,146	37	0.05	261,564	34	0.05
Money market savings deposits	892,833	382	0.17	842,158	277	0.13
Time deposits	508,972	1,160	0.90	449,559	776	0.68
Total interest-bearing deposits	2,227,084	1,685	0.30	2,063,306	1,206	0.23
Other borrowings	125,601	76	0.24	78,746	47	0.23
Advances from FHLB	580,870	3,307	2.26	554,739	3,273	2.34
Subordinated debentures	35,000	229	2.63	35,000	222	2.54
Total interest-bearing liabilities	2,968,555	5,297	0.71	2,731,791	4,748	0.69

Noninterest-bearing demand deposits	1,058,215			1,000,285
Other liabilities	45,469			36,098
Stockholders' equity	521,786			524,063
Total liabilities and stockholders' equity	$4,594,025			$4,292,237

Net interest income and spread		$37,439	3.22%		$34,510	3.22%
Less: tax-equivalent adjustment		1,662			1,283
Net interest income		$35,777			$33,227

Interest income/earning assets			3.93%			3.91%
Interest expense/earning assets			0.48			0.47
Net interest margin			3.45%			3.44%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2015 and 2014. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.7 million and $1.3 million in 2015 and 2014, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Twelve Months Ended December 31,
	2015			2014
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$748,584	$25,251	3.37%	$667,735	$22,859	3.42%
Residential construction loans	134,486	4,970	3.70	142,503	5,316	3.73
Commercial ADC loans	225,022	10,299	4.58	178,092	8,814	4.95
Commercial investor real estate loans	684,218	32,073	4.69	579,471	28,201	4.87
Commercial owner occupied real estate loans	641,798	31,508	4.91	585,965	28,586	5.04
Commercial business loans	404,994	17,926	4.43	358,425	16,400	4.59
Leasing	27	1	2.50	308	17	5.64
Consumer loans	437,481	14,624	3.37	397,595	13,176	3.34
Total loans and leases (2)	3,276,610	136,652	4.17	2,910,094	123,369	4.27
Loans held for sale	13,571	544	4.01	7,420	312	4.21
Taxable securities	592,153	15,016	2.54	676,237	16,817	2.49
Tax-exempt securities (3)	290,990	12,479	4.29	301,493	12,974	4.30
Interest-bearing deposits with banks	37,761	98	0.26	33,902	85	0.25
Federal funds sold	473	1	0.23	474	1	0.22
Total interest-earning assets	4,211,558	164,790	3.91	3,929,620	153,558	3.93

Less: allowance for loan and lease losses	(38,732)			(38,556)
Cash and due from banks	46,719			46,224
Premises and equipment, net	51,804			46,275
Other assets	215,104			210,643
Total assets	$4,486,453			$4,194,206

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$532,578	418	0.08%	$484,171	425	0.09%
Regular savings deposits	276,873	146	0.05	259,066	165	0.06
Money market savings deposits	860,399	1,364	0.16	864,029	1,116	0.13
Time deposits	481,368	3,950	0.82	457,778	3,085	0.67
Total interest-bearing deposits	2,151,218	5,878	0.27	2,065,044	4,791	0.23
Other borrowings	110,899	255	0.23	70,933	164	0.23
Advances from FHLB	589,575	13,081	2.22	556,178	12,982	2.33
Subordinated debentures	35,000	899	2.57	35,000	881	2.52
Total interest-bearing liabilities	2,886,692	20,113	0.70	2,727,155	18,818	0.69

Noninterest-bearing demand deposits	1,033,141			921,169
Other liabilities	46,949			31,675
Stockholders' equity	519,671			514,207
Total liabilities and stockholders' equity	$4,486,453			$4,194,206

Net interest income and spread		$144,677	3.21%		$134,740	3.24%
Less: tax-equivalent adjustment		6,478			5,192
Net interest income		$138,199			$129,548

Interest income/earning assets			3.91%			3.93%
Interest expense/earning assets			0.47			0.48
Net interest margin			3.44%			3.45%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2015 and 2014. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $6.5 million and $5.2 million in 2015 and 2014, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.